Phoenix Investment Partners
                           ANNUAL REPORT

                                                 APRIL 30, 2000


                ENGEMANN                         Phoenix-Engemann
                                                 Small-Cap Fund


                -SENECA-                         Phoenix-Seneca
                                                 Growth Fund
                                                 (FORMERLY PHOENIX-SENECA
                                                 EQUITY OPPORTUNITIES FUND)

                                                 Phoenix-Seneca
                                                 Strategic Theme Fund




[LOGO]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the 12 months ended
April 30, 2000. We are also pleased to report on the strong performance achieved during the last fiscal year.

  For the 12 months ended April 30, 2000, Class A shares of the Phoenix-Engemann Small Cap Fund rose 86.40%, more than double the 31.38% one-year return for the Russell 2000 Growth Index.(1) Investors should note that the Fund's return for the period was achieved largely due to investments in IPOs and a significant overweighting in technology stocks.(2) Both the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund also outperformed their benchmark index, the S&P 500 Index.(3) Phoenix-Seneca Growth Fund Class A shares returned 28.97% and Phoenix-Seneca Strategic Theme Fund Class A shares were up 53.26% compared with a return of 10.34% for the S&P 500 Index for the one-year period.

  On the following pages, your Funds' portfolio managers discuss their investment strategy over the last year and their outlook for the next six months. We hope you find their comments useful and informative. If you have any questions, please call your financial advisor or a Phoenix customer service representative at 1-800-243-1574 between 8 a.m. and 6 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 2000

(1) THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-COMPANY GROWTH-ORIENTED STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.
(2) PERFORMANCE WAS ACHIEVED IN RAPIDLY RISING MARKETS AND MAY HAVE RESULTED FROM PARTICIPATION IN INITIAL PUBLIC OFFERINGS (IPOS). THERE IS NO ASSURANCE THAT SIMILAR RETURNS WILL BE ACHIEVED IN THE FUTURE.
(3) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Small Cap Fund...........................................     3
Phoenix-Seneca Growth Fund................................................    12
Phoenix-Seneca Strategic Theme Fund.......................................    20
Notes to Financial Statements.............................................    30

PHOENIX-ENGEMANN SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, ROGER ENGEMANN, CFA, LOU ABEL, CFA, AND YOSSI LIPSKER

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 86.40% and Class B shares gained 85.06%(1), far surpassing the 18.42% return for the Russell 2000 Index as well as the 31.38% return for the Russell 2000 Growth Index.(2) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: The technology sector experienced very strong returns, fueled by extraordinary growth trends in Internet-related companies, business-to-business e-commerce and wireless communications. The Fund's overweighting in this sector was a significant contributor to performance. In addition, some of our largest holdings were also the biggest gainers. For example, Applied Micro Circuits, our number one holding in the portfolio, was up nine-fold for the period we owned it. Other significant contributors to performance included BEA Systems, an e-commerce infrastructure company, and Commerce One, a business-to-business e-commerce company.

Q: WHAT WERE SOME DISAPPOINTING PORTFOLIO HOLDINGS?

A: Some stocks that did not meet our expectations and have subsequently been sold out of the portfolio included Nextcard, a marketer of consumer credit cards via the Internet, CKE Restaurants, which had difficulty integrating its acquisition of Hardee's, and Restoration Hardware, which experienced rising inventory levels and disappointing sales.

Q: WERE ANY NEW STOCKS ADDED TO THE PORTFOLIO OVER THE LAST SIX MONTHS? ANY POSITIONS SOLD?

A: We continue to find attractive new investment ideas in niche sectors with exciting growth prospects. One area that we believe offers investor strong opportunities for growth is the semiconductor capital equipment sector. Two additions to the portfolio in this sector are PRI Automation and Rudolph Technologies. We are also selectively adding some stocks in the health-care industry, such as Onmicare, a pharmaceutical distributor to long-term care facilities, and IDEC Pharmaceuticals, a biotechnolgy company with strong prospects for its lead drug Rituxan.

(1) PERFORMANCE WAS ACHIEVED IN RAPIDLY RISING MARKETS AND MAY HAVE RESULTED FROM PARTICIPATION IN INITIAL PUBLIC OFFERINGS (IPOS). THERE IS NO ASSURANCE THAT SIMILAR RETURNS WILL BE ACHIEVED IN THE FUTURE.
(2) THE RUSSELL 2000 INDEX MEASURES SMALL-COMPANY STOCK MARKET PERFORMANCE. THE RUSSELL 2000 GROWTH INDEX MEASURES SMALL-COMPANY GROWTH-ORIENTED STOCK MARKET PERFORMANCE PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We live in a time of dramatic change and extraordinary opportunity. Wireless communication, business-to-business e-commerce, biotechnolgy and broad-band Internet access should all experience explosive growth. Historically, small- to mid-capitalization companies have been best-positioned to capitalize on change and benefit from such secular growth trends.

    Since the beginning of the year, however, there has been no place to hide from volatility. Rising interest rates have caused investors to reassess the possibility that the economy will slow down. Although we continue to see tremendous opportunity for growth, the market will most likely tread water until the Federal Reserve stops raising interest rates.

    In the meantime, we will maintain our investment strategy. We will stick with what we deem to be the backbone companies in the most promising sectors -- companies we believe have strong fundamentals, superior management, market leadership and significant growth potential.

                                                                    MAY 26, 2000

Phoenix-Engemann Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                          INCEPTION    INCEPTION
                                1 YEAR   TO 4/30/00       DATE
                                -------  -----------  ------------
Class A Shares at NAV(2)         86.40%      34.12%     10/16/95
Class A Shares at POP(3)         75.69       32.38      10/16/95
Class B Shares at NAV(2)         85.06       33.12      10/16/95
Class B Shares with CDSC(4)      81.06       32.96      10/16/95
Russell 2000 Growth Index(6)     31.38       15.00      10/16/95
Russell 2000 Index(7)            18.42       13.53      10/16/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A and Class B Shares since 10/16/95.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock performance. The index's performance does not reflect sales charges.
(7) The Russell 2000 Index is a measure of small-capitalization performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX SMALL CAP FUND CLASS A(5)  PHOENIX SMALL CAP FUND CLASS B(5)  RUSSELL 2000 GROWTH INDEX(6)  RUSSELL 2000 INDEX(7)
10/95                             $9,425                            $10,000                       $10,000                $10,000
96                               $15,785                            $16,680                       $12,004                $11,617
97                               $13,349                            $14,007                       $10,378                $11,623
98                               $20,335                            $21,174                       $14,913                $16,551
99                               $19,184                            $19,821                       $14,351                $15,019
00                               $35,759                            $36,681                       $18,854                $17,786

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          52%
Consumer Cyclicals   14
Financials            8
Capital Goods         7
Health-Care           7
Transportation        4
Consumer Staples      4
Other                 4

Phoenix-Engemann Small Cap Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Applied Micro Circuits Corp.                                   5.9%
        MANUFACTURER OF INTEGRATED CIRCUITS
    2.  BEA Systems, Inc.                                              4.8%
        COMPUTER SOFTWARE DESIGNER
    3.  Advanced Energy Industries, Inc.                               3.4%
        POWER CONVERSION AND CONTROL SYSTEMS MANUFACTURER
    4.  Micrel, Inc.                                                   3.2%
        ANALOG POWER INTEGRATED CIRCUIT PRODUCER
    5.  Kansas City Southern Industries, Inc.                          3.0%
        FINANCIAL SERVICES COMPANY
    6.  Metris Companies, Inc.                                         2.7%
        DIRECT MARKETER OF CONSUMER CREDIT PRODUCTS
    7.  Cost Plus, Inc.                                                2.5%
        SPECIALTY RETAILER OF CASUAL HOME LIVING AND ENTERTAINING PRODUCTS
    8.  Flextronics International Ltd.                                 2.5%
        ELECTRONIC MANUFACTURING SERVICES PROVIDER
    9.  Peregrine Systems, Inc.                                        2.0%
        COMPUTER SOFTWARE DEVELOPER
   10.  Commerce One, Inc.                                             2.0%
        PROVIDER OF BUSINESS-TO-BUSINESS ELECTRONIC COMMERCE SOLUTIONS

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--94.6%
AIR FREIGHT--1.2%
Expeditors International of Washington,
Inc.....................................        90,000  $  3,847,500

BIOTECHNOLOGY--3.1%
Aviron(b)...............................        65,000     1,564,062
Cor Therapeutics, Inc.(b)...............        51,000     3,885,562
Coulter Pharmaceutical, Inc.(b).........        30,000       547,500
Gene Logic, Inc.(b).....................        24,000       645,000
Pharmacyclics, Inc.(b)..................        30,000     1,361,250
Progenics Pharmaceuticals, Inc.(b)......        45,000     2,070,000
                                                        ------------
                                                          10,073,374
                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.3%
Spanish Broadcasting System, Inc. Class
A(b)....................................        45,000       840,937

COMMUNICATIONS EQUIPMENT--1.3%
Audiovox Corp. Class A(b)...............        45,600     1,564,650
Metawave Communications Corp.(b)........        66,250       877,812
Ulticom, Inc.(b)........................        52,000     1,716,000
                                                        ------------
                                                           4,158,462
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--21.2%
Agile Software Corp.(b).................        40,000     1,482,500
Aspsecure.com Corp.(b)(c)...............       180,000       585,000
BEA Systems, Inc.(b)....................       320,000    15,440,000
Bluestone Software, Inc.(b).............       111,000     2,337,937
C-bridge Internet Solutions, Inc.(b)....        50,000     1,325,000
Commerce One, Inc.(b)...................       105,000     6,411,562

                                               SHARES      VALUE
                                              --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
E.piphany, Inc.(b)......................        12,500  $    825,781
Extensity, Inc.(b)......................        70,500       863,625
HNC Software, Inc.(b)...................        20,000       990,000
Integrated Information Systems,
Inc.(b).................................        79,000       538,187
Interwoven, Inc.(b).....................        30,000     2,077,500
Keynote Systems, Inc.(b)................        73,000     3,275,875
LivePerson, Inc.(b).....................       208,000     1,300,000
Luminant Worldwide Corp.(b).............       100,000       868,750
MatrixOne, Inc.(b)......................        26,950       889,350
NYFIX, Inc.(b)..........................       170,000     4,579,375
New Era of Networks, Inc.(b)............        50,000     1,568,750
PC-Tel, Inc.(b).........................        26,000       871,000
Peregrine Systems, Inc.(b)..............       270,000     6,496,875
Predictive Systems, Inc.(b).............        41,300     1,946,262
Prime Response, Inc.(b).................        48,200       313,300
Primus Knowledge Solutions..............        64,000     2,380,000
PurchasePro.com, Inc.(b)................        50,500     1,515,000
Sapient Corp.(b)........................        50,000     3,959,375
Selectica, Inc.(b)......................           850        32,300
Silverstream Software, Inc.(b)..........        21,000       829,500
Software Technologies Corp.(b)..........       150,000     2,681,250
Versata, Inc.(b)........................        31,950       970,481
Websense, Inc.(b).......................        52,000     1,690,000
                                                        ------------
                                                          69,044,535
                                                        ------------

CONSUMER FINANCE--2.9%
Metris Companies, Inc...................       230,000     8,625,000

6                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                                               SHARES      VALUE
                                              --------  ------------
CONSUMER FINANCE--CONTINUED
NextCard, Inc.(b).......................        71,000  $    749,938
                                                        ------------
                                                           9,374,938
                                                        ------------

ELECTRICAL EQUIPMENT--6.5%
Advanced Energy Industries, Inc.(b).....       160,000    11,040,000
Flextronics International Ltd.(b).......       115,000     8,078,750
Viasystems Group, Inc.(b)...............       121,000     1,928,438
                                                        ------------
                                                          21,047,188
                                                        ------------

ELECTRONICS (INSTRUMENTATION)--3.5%
Aclara Biosciences, Inc.(b).............        13,000       495,625
Caliper Technologies Corp.(b)...........        15,000       562,500
Meade Instruments Corp.(b)..............        85,000     6,215,625
Rudolph Technologies, Inc.(b)...........       140,000     4,252,500
                                                        ------------
                                                          11,526,250
                                                        ------------

ELECTRONICS (SEMICONDUCTORS)--20.4%
Anadigics, Inc.(b)......................        63,500     4,778,375
Applied Micro Circuits Corp.(b).........       150,000    19,331,250
Conexant Systems, Inc.(b)...............        90,000     5,388,750
Intersil Holding Corp.(b)...............        67,500     2,362,500
Micrel, Inc.(b).........................       120,000    10,380,000
NETsilicon, Inc.(b).....................       150,000     2,615,625
Quantam Effect Devices, Inc.(b).........        27,100     1,578,575
Quicklogic Corp.(b).....................       102,000     2,996,250
SDL, Inc.(b)............................        30,000     5,850,000
Silcon Storage Technology, Inc.(b)......        52,000     5,070,000
TriQuint Semiconductor, Inc.(b).........        60,000     6,168,750
                                                        ------------
                                                          66,520,075
                                                        ------------

ENGINEERING & CONSTRUCTION--0.6%
SBA Communications Corp.(b).............        48,000     1,950,000
EQUIPMENT (SEMICONDUCTORS)--2.7%
Cymer, Inc.(b)..........................        91,000     3,554,688
Mattson Technology, Inc.(b).............        27,000     1,326,375
PRI Automation, Inc.(b).................        50,000     3,993,750
                                                        ------------
                                                           8,874,813
                                                        ------------
FINANCIAL (DIVERSIFIED)--2.2%
Federal Agricultural Mortgage Corp.
Class C(b)..............................       176,000     2,640,000
Pinnacle Holdings, Inc. (b).............        80,000     4,495,000
                                                        ------------
                                                           7,135,000
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.4%
Emisphere Technologies, Inc.(b).........        15,900  $    652,645
Inhale Therapeutic Systems, Inc.(b).....        40,000     2,475,000
Tanox, Inc.(b)..........................        39,000     1,140,750
ViroPharma, Inc.(b).....................         9,000       136,125
                                                        ------------
                                                           4,404,520
                                                        ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
MiniMed, Inc. (b).......................        36,000     4,425,750

HEALTH CARE (SPECIALIZED SERVICES)--0.7%
Omnicare, Inc...........................       145,000     2,202,188

INVESTMENT MANAGEMENT--1.5%
Gabelli Asset Management, Inc. Class
A(b)....................................       241,500     4,799,813

RAILROADS--3.0%
Kansas City Southern Industries, Inc....       135,000     9,703,125

RESTAURANTS--1.6%
Cheesecake Factory, Inc. (The)(b).......       130,000     5,321,875

RETAIL (BUILDING SUPPLIES)--0.5%
Fastenal Co.............................        28,000     1,636,250

RETAIL (DISCOUNTERS)--1.8%
99 Cents Only Stores(b).................       160,000     6,020,000

RETAIL (FOOD CHAINS)--2.0%
Smart & Final, Inc.(b)..................       303,832     2,411,667
Whole Foods Market, Inc.(b).............        95,000     4,043,438
                                                        ------------
                                                           6,455,105
                                                        ------------

RETAIL (SPECIALTY)--3.7%
Cost Plus, Inc.(b)......................       270,000     8,251,875
Williams-Sonoma, Inc.(b)................       112,000     3,878,000
                                                        ------------
                                                          12,129,875
                                                        ------------

RETAIL (SPECIALTY-APPAREL)--1.0%
Children's Place Retail Stores, Inc.
(The)(b)................................       148,000     3,293,000

SERVICES (ADVERTISING/MARKETING)--0.8%
MyPoints.com, Inc.(b)...................        20,000       350,000
Women.com Networks, Inc.(b).............       455,930     2,279,650
                                                        ------------
                                                           2,629,650
                                                        ------------

SERVICES (COMMERCIAL & CONSUMER)--6.3%
Corporate Executive Board Co.
(The)(b)................................       100,000     5,875,000
Diamond Technology Partners, Inc. (b)...        26,500     2,096,813
MIPS Technologies, Inc. Class A(b)......        90,000     2,598,750

                       See Notes to Financial Statements                       7

Phoenix-Engemann Small Cap Fund

                                               SHARES      VALUE
                                              --------  ------------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
NCO Group, Inc.(b)......................        92,000  $  3,162,500
Pinnacle Oil International, Inc.(b).....       127,000     3,683,000
Universal Access, Inc.(b)...............        66,300     1,359,150
Vicinity Corp.(b).......................        57,500       682,813
i3 Mobile, Inc.(b)......................        52,000       975,000
                                                        ------------
                                                          20,433,026
                                                        ------------

SERVICES (COMPUTER SYSTEMS)--0.7%
eMachines, Inc.(b)......................       260,000     2,226,250

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
Dobson Communications Corp. Class
A(b)....................................        69,000     1,768,125

TELECOMMUNICATIONS (LONG DISTANCE)--1.8%
Network Plus Corp.(b)...................       121,000     2,299,000
WinStar Communications, Inc.(b).........        90,000     3,588,750
                                                        ------------
                                                           5,887,750
                                                        ------------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $202,391,047)                           307,729,374
--------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.9%

COMMUNICATIONS EQUIPMENT--0.8%
Research in Motion Ltd. (Canada)(b).....        60,000     2,550,000
COMPUTERS (SOFTWARE & SERVICES)--0.2%
BreezeCom Ltd. (Israel)(b)..............        26,000       715,000

INSURANCE (LIFE/HEALTH)--1.3%
London Pacific Group Ltd. Sponsored ADR
(United Kingdom)(b).....................       322,800     4,075,350

                                               SHARES      VALUE
                                              --------  ------------

OIL & GAS (EXPLORATION & PRODUCTION)--1.6%
Encal Energy Ltd. (Canada)(b)...........       968,800  $  5,230,890
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,716,734)                              12,571,240
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.5%
(IDENTIFIED COST $210,107,781)                           320,300,614
--------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)
                                ------------  ------
SHORT-TERM OBLIGATIONS--2.0%

COMMERCIAL PAPER--2.0%
Lexington Parker Capital Co.
LLC 6.06%, 5/1/00.............      A-1+      $6,680     6,680,000
------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,680,000)                             6,680,000
------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $216,787,781)                        326,980,614(a)
Cash and receivables, less liabilities--(0.5%)         (1,652,552)
                                                     ------------
NET ASSETS--100.0%                                   $325,328,062
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $137,116,626 and gross depreciation of $28,069,841 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $217,933,829.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

8                      See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $216,787,781)                              $  326,980,614
Cash                                                                   4,361
Receivables
  Investment securities sold                                       1,981,641
  Fund shares sold                                                   384,871
  Dividends                                                           46,483
Prepaid expenses                                                       3,171
                                                              --------------
    Total assets                                                 329,401,141
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,772,658
  Fund shares repurchased                                            702,439
  Investment advisory fee                                            197,826
  Distribution fee                                                   151,148
  Transfer agent fee                                                 101,788
  Financial agent fee                                                 26,596
  Trustees' fee                                                       12,559
Accrued expenses                                                     108,065
                                                              --------------
    Total liabilities                                              4,073,079
                                                              --------------
NET ASSETS                                                    $  325,328,062
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  146,218,135
Accumulated net realized gain                                     68,917,094
Net unrealized appreciation                                      110,192,833
                                                              --------------
NET ASSETS                                                    $  325,328,062
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $185,532,582)                                        6,324,215
Net asset value per share                                             $29.34
Offering price per share $29.34/(1-5.75%)                             $31.13
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $139,795,480)                                        4,950,241
Net asset value and offering price per share                          $28.24

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Interest                                                      $      329,178
Dividends                                                            118,311
                                                              --------------
    Total investment income                                          447,489
                                                              --------------
EXPENSES
Investment advisory fee                                            2,089,096
Distribution fee, Class A                                            401,625
Distribution fee, Class B                                          1,178,959
Financial agent                                                      242,575
Transfer agent                                                       608,840
Printing                                                              72,809
Custodian                                                             29,754
Professional                                                          28,617
Trustees                                                              24,632
Registration                                                          20,463
Miscellaneous                                                         33,116
                                                              --------------
    Total expenses                                                 4,730,486
    Custodian fees paid indirectly                                    (3,597)
                                                              --------------
    Net expenses                                                   4,726,889
                                                              --------------
NET INVESTMENT LOSS                                               (4,279,400)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   98,505,362
Net realized gain on foreign currency transactions                       668
Net change in unrealized appreciation (depreciation) on
  investments                                                     75,397,017
                                                              --------------
NET GAIN ON INVESTMENTS                                          173,903,047
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  169,623,647
                                                              ==============

                       See Notes to Financial Statements                       9

Phoenix-Engemann Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                             4/30/00       4/30/99
                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  (4,279,400) $ (3,189,899)
  Net realized gain (loss)                   98,506,030   (24,983,780)
  Net change in unrealized appreciation
    (depreciation)                           75,397,017     6,208,917
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               169,623,647   (21,964,762)
                                          -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                        --    (5,773,229)
  Net realized gains, Class B                        --    (4,219,826)
                                          -------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --    (9,993,055)
                                          -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (25,110,060 and 18,013,110 shares,
    respectively)                           524,113,700   273,064,204
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 360,829 shares, respectively)             --     5,383,573
  Cost of shares repurchased (26,495,134
    and 22,385,155 shares, respectively)   (561,376,449) (343,459,404)
                                          -------------  ------------
Total                                       (37,262,749)  (65,011,627)
                                          -------------  ------------
CLASS B
  Proceeds from sales of shares
    (1,120,897 and 987,925 shares,
    respectively)                            25,694,560    14,507,598
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 243,730 shares, respectively)             --     3,536,528
  Cost of shares repurchased (2,025,437
    and 4,075,435 shares, respectively)     (43,389,442)  (61,757,518)
                                          -------------  ------------
Total                                       (17,694,882)  (43,713,392)
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (54,957,631) (108,725,019)
                                          -------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     114,666,016  (140,682,836)
NET ASSETS
  Beginning of period                       210,662,046   351,344,882
                                          -------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 325,328,062  $210,662,046
                                          =============  ============

10                     See Notes to Financial Statements

Phoenix-Engemann Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                  ---------------------------------------------------------------
                                                                                                         FROM
                                                                YEAR ENDED APRIL 30                    INCEPTION
                                                  -----------------------------------------------     10/16/95 TO
                                                      2000         1999         1998         1997       4/30/96
Net asset value, beginning of period              $  15.74     $  17.37     $  14.13     $  16.74       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.31)       (0.14)(5)    (0.08)(5)    (0.05)(5)     (0.04)(1)(5)
  Net realized and unrealized gain (loss)            13.91        (0.88)        6.80        (2.53)         6.79
                                                  --------     --------     --------     --------       -------
      TOTAL FROM INVESTMENT OPERATIONS               13.60        (1.02)        6.72        (2.58)         6.75
                                                  --------     --------     --------     --------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                     --        (0.61)       (3.48)       (0.02)           --
  In excess of net investment income                    --           --           --           --         (0.01)
  In excess of net realized gains                       --           --           --        (0.01)           --
                                                  --------     --------     --------     --------       -------
      TOTAL DISTRIBUTIONS                               --        (0.61)       (3.48)       (0.03)        (0.01)
                                                  --------     --------     --------     --------       -------
Change in net asset value                            13.60        (1.63)        3.24        (2.61)         6.74
                                                  --------     --------     --------     --------       -------
NET ASSET VALUE, END OF PERIOD                    $  29.34     $  15.74     $  17.37     $  14.13       $ 16.74
                                                  ========     ========     ========     ========       =======
Total return(2)                                     86.40%       (5.66)%      52.33 %     (15.43)%        67.48 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $185,533     $121,313     $203,560     $155,089       $98,372

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.38 %(6)    1.46 %(6)    1.31 %       1.37 %         1.50 %(3)
  Net investment income (loss)                      (1.22)%      (0.95)%      (0.48)%      (0.28)%        (0.53)%(3)
Portfolio turnover                                    113 %        276%         498%         325%           103 %(4)

                                                                             CLASS B
                                                  -------------------------------------------------------------
                                                                                                       FROM
                                                               YEAR ENDED APRIL 30                   INCEPTION
                                                  ---------------------------------------------     10/16/95 TO
                                                      2000        1999         1998        1997       4/30/96
Net asset value, beginning of period              $  15.26     $ 16.99     $  13.98     $ 16.68       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.47)      (0.25)(5)    (0.21)(5)   (0.17)(5)     (0.09)(1)(5)
  Net realized and unrealized gain (loss)            13.45       (0.87)        6.70       (2.50)         6.77
                                                  --------     -------     --------     -------       -------
      TOTAL FROM INVESTMENT OPERATIONS               12.98       (1.12)        6.49       (2.67)         6.68
                                                  --------     -------     --------     -------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                     --       (0.61)       (3.48)      (0.02)           --
  In excess of net realized gains                       --          --           --       (0.01)           --
                                                  --------     -------     --------     -------       -------
      TOTAL DISTRIBUTIONS                               --       (0.61)       (3.48)      (0.03)           --
                                                  --------     -------     --------     -------       -------
Change in net asset value                            12.98       (1.73)        3.01       (2.70)         6.68
                                                  --------     -------     --------     -------       -------
NET ASSET VALUE, END OF PERIOD                    $  28.24     $ 15.26     $  16.99     $ 13.98       $ 16.68
                                                  ========     =======     ========     =======       =======
Total return(2)                                     85.06%      (6.39)%      51.16 %    (16.03)%        66.80 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $139,795     $89,349     $147,785     $97,647       $45,168

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.13 %(6)   2.21 %(6)    2.06 %      2.12 %         2.26 %(3)
  Net investment income (loss)                      (1.97)%     (1.70)%      (1.22)%     (1.03)%        (1.44)%(3)
Portfolio turnover                                    113 %       276 %        498 %       325 %          103 %(4)

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      11

PHOENIX-SENECA GROWTH FUND
(FORMERLY CALLED PHOENIX-SENECA EQUITY OPPORTUNITIES FUND)

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHY DID THE FUND'S NAME CHANGE?

A: Effective May 12, 2000, Phoenix-Seneca Growth Fund merged with Phoenix-Seneca Equity Opportunities Fund. Prior to the funds' merger, Seneca Capital Management LLC managed both funds using substantially identical investment objectives and primary investment strategies, which will also be used with the combined fund. The combined fund is called Phoenix-Seneca Growth Fund, and the benchmark index is the S&P 500 Index.(1) The total expense ratio is projected to be slightly lower than the total expense ratios of the former individual funds. The reorganization was structured as a non-taxable transaction for shareholders.

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation by investing primarily in common stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 28.97% and Class B shares gained 28.11% compared with a return of 10.34% for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: Seneca's emphasis on technology companies and good stock selection within the technology sector have helped performance. Technology was the best performing sector in the S&P 500 Index, returning 13.3% for the first quarter of 2000, the most recent reporting period available. Eight of the top ten performing stocks in the S&P 500 Index were technology names. Technology and communications companies like Intel (semiconductor manufacturer), Nortel Networks (communications equipment), Corning (fiber optics) and Nokia (telecommunications systems and equipment) have all produced excellent results in the last year.

Q: WHAT IS YOUR PERSPECTIVE ON THE MARKET'S FOCUS ON TECHNOLOGY STOCKS?

A: An outstanding feature of the market is its bifurcation into two distinct camps: the new- and old-economy stocks. Almost without exception, only new-economy stocks have participated in this year's bull market. This market divide began in earnest in 1998. Since then, technology stocks have risen at 3-1/2 times the rate of non-tech stocks. The bulk of the market -- the nearly 70% of S&P 500 stocks that are not technology companies -- has not appreciated markedly in two years.

(1) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

    Are we in the midst of a technology mania in the market? Or, is the market reflecting genuinely revolutionary trends in productivity, which will foster durable prosperity for the U.S. economy?

    We would answer both questions affirmatively. Speculation in "concept" stocks -- companies with an idea but not a business model -- is rampant. Traders, many of whom have no apparent understanding of investment fundamentals, routinely send stocks soaring beyond reason. Excitement over the initial public offering of Palm Inc., for example, drove Palm's valuation to a level greater than that of its parent company. Frenzied activity rotates from one set of "hot" stocks to the next.

    We are pleased to have produced such strong results. When the market is as narrow as it has been, stock selection is crucial. A strong fundamental research-based approach, such as ours, should continue to excel in this type of environment, although past performance is not a guarantee of future results.

                                                                    MAY 17, 2000

Phoenix-Seneca Growth Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                                            INCEPTION   INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 4/30/00     DATES
                                ------  -------  --------  -----------  ---------
Class A Shares at NAV(2)        28.97%   20.57%    15.46%         --          --
Class A Shares at POP(3)        21.56    19.15     14.78          --          --
Class B Shares at NAV(2)        28.11    19.71        --       18.48%    7/19/94
Class B Shares with CDSC(4)     24.11    19.71        --       18.48     7/19/94
Russell 2000 Growth Index(6)    31.38    16.96     13.96       17.08     7/19/94
S&P 500 Index(7)                10.34    25.37     18.83       24.66     7/19/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock performance. The index's performance does not reflect sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX-SENECA GROWTH   RUSSELL 2000      S&P
          FUND CLASS A(5)     GROWTH INDEX(6)    500
                                               INDEX(7)
04/90                 $9,425          $10,000   $10,000
91                   $10,571          $11,279   $11,763
92                   $11,659          $12,793   $13,406
93                   $13,583          $13,547   $14,645
94                   $14,261          $15,517   $15,428
95                   $15,568          $16,871   $18,124
96                   $20,684          $23,511   $23,610
97                   $18,162          $20,326   $29,561
98                   $26,273          $29,209   $41,761
99                   $30,761          $28,107   $50,871
00                   $39,674          $36,928   $56,133

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          34%
Consumer Staples     11
Health-Care          11
Financials           11
Capital Goods         9
Basic Materials       7
Consumer Cyclicals    7
Other                10

Phoenix-Seneca Growth Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Corning, Inc.                                                  4.9%
        SPECIALTY TECHNOLOGY-BASED MANUFACTURER
    2.  Halliburton Co.                                                4.3%
        LEADING PROVIDER OF OIL FIELD SERVICES
    3.  STMicroelectronics N.V. (Netherlands)                          4.2%
        MANUFACTURER OF SEMICONDUCTOR INTEGRATED CIRCUITS
    4.  General Electric Co.                                           4.0%
        DIVERSIFIED INDUSTRIAL, MANUFACTURING AND FINANCIAL SERVICES
        PROVIDER
    5.  Nokia Oyj Sponsored ADR (Finland)                              4.0%
        LEADING TELECOMMUNICATIONS EQUIPMENT PROVIDER
    6.  Morgan Stanley Dean Witter & Co.                               3.9%
        LEADING GLOBAL FINANCIAL SERVICES
    7.  AMFM, Inc.                                                     3.9%
        RADIO BROADCASTING AND MEDIA-RELATED COMPANY
    8.  Applied Materials, Inc.                                        3.8%
        SEMICONDUCTOR EQUIPMENT AND MATERIAL SUPPLIER
    9.  Citigroup, Inc.                                                3.8%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
   10.  Lowe's Companies, Inc.                                         3.7%
        BUILDING MATERIALS RETAILER AND DISTRIBUTOR

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--85.8%
ALUMINUM--2.5%
Alcoa, Inc..............................        91,750  $  5,952,281
BANKS (MAJOR REGIONAL)--2.6%
Mellon Financial Corp...................       194,880     6,260,520
BEVERAGES (NON-ALCOHOLIC)--2.3%
Coca-Cola Co. (The).....................       116,300     5,473,369
BROADCASTING (TELEVISION, RADIO & CABLE)--3.9%
AMFM, Inc.(b)...........................       140,010     9,293,164
CHEMICALS--1.9%
Dow Chemical Co. (The)..................        39,360     4,447,680
COMMUNICATIONS EQUIPMENT--7.6%
General Motors Corp. Class H(b).........        87,760     8,452,385
Metricom, Inc.(b).......................        29,700       833,456
Motorola, Inc...........................        73,450     8,745,141
                                                        ------------
                                                          18,030,982
                                                        ------------
COMPUTERS (HARDWARE)--3.0%
Sun Microsystems, Inc.(b)...............        78,260     7,195,029
COMPUTERS (NETWORKING)--3.1%
Cisco Systems, Inc.(b)..................       105,472     7,312,176
ELECTRICAL EQUIPMENT--4.0%
General Electric Co.....................        60,600     9,529,350
ELECTRONICS (SEMICONDUCTORS)--3.2%
Intel Corp..............................        59,540     7,550,416
ENTERTAINMENT--2.1%
Walt Disney Co. (The)...................       114,050     4,939,791

                                               SHARES      VALUE
                                              --------  ------------
EQUIPMENT (SEMICONDUCTORS)--4.4%
Applied Materials, Inc.(b)..............        90,000  $  9,163,125
KLA-Tencor Corp.(b).....................        17,430     1,305,071
                                                        ------------
                                                          10,468,196
                                                        ------------
FINANCIAL (DIVERSIFIED)--7.7%
Citigroup, Inc..........................       153,855     9,144,756
Morgan Stanley Dean Witter & Co.........       121,480     9,323,590
                                                        ------------
                                                          18,468,346
                                                        ------------
HEALTH CARE (DIVERSIFIED)--2.4%
Johnson & Johnson.......................        70,890     5,848,425
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.0%
Merck & Co., Inc........................       126,240     8,773,680
Pfizer, Inc.............................       131,290     5,530,591
                                                        ------------
                                                          14,304,271
                                                        ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.1%
Columbia/HCA Healthcare Corp............       179,100     5,093,156
HOUSEHOLD PRODUCTS (NON-DURABLE)--2.4%
Clorox Co. (The)........................       153,320     5,634,510
MANUFACTURING (DIVERSIFIED)--4.9%
Corning, Inc............................        59,230    11,697,925
NATURAL GAS--1.9%
El Paso Energy Corp.....................       107,960     4,588,300
OIL & GAS (DRILLING & EQUIPMENT)--5.3%
Diamond Offshore Drilling, Inc..........        58,770     2,369,166
Halliburton Co..........................       230,170    10,170,637
                                                        ------------
                                                          12,539,803
                                                        ------------

                       See Notes to Financial Statements                      15

Phoenix-Seneca Growth Fund

                                               SHARES      VALUE
                                              --------  ------------
PAPER & FOREST PRODUCTS--2.6%
Champion International Corp.............        93,000  $  6,114,750
RETAIL (BUILDING SUPPLIES)--3.7%
Lowe's Cos., Inc........................       178,240     8,822,880
RETAIL (GENERAL MERCHANDISE)--3.1%
Wal-Mart Stores, Inc....................       134,820     7,465,657
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.1%
Nextel Communications, Inc.
Class A(b)..............................        68,550     7,501,941
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $165,416,142)                           204,532,918
--------------------------------------------------------------------
FOREIGN COMMON STOCKS--11.8%
COMMUNICATIONS EQUIPMENT--7.6%
Nokia Oyj Sponsored ADR (Finland).......       166,160     9,450,350
Nortel Networks Corp. (Canada)..........        76,580     8,672,685
                                                        ------------
                                                          18,123,035
                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--4.2%
STMicroelectronics N.V. (Netherlands)...        52,230     9,907,378
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $12,717,055)                             28,030,413
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.6%
(IDENTIFIED COST $178,133,197)                           232,563,331
--------------------------------------------------------------------

                                    STANDARD
                                    & POOR'S     PAR
                                     RATING     VALUE
                                  (Unaudited)   (000)      VALUE
                                  ------------  ------  -----------
SHORT-TERM OBLIGATIONS--11.2%
COMMERCIAL PAPER--11.2%
Albertson's, Inc. 5.95%,
5/1/00..........................      A-1       $3,305  $ 3,305,000
Pitney Bowes Credit Corp. 6.05%,
5/1/00..........................      A-1+       7,210    7,210,000
SBC Communications, Inc. 6%,
5/2/00..........................      A-1+       4,395    4,394,267

Lexington Parker Capital Co. LLC
6.05%, 5/3/00...................      A-1+       7,000    6,997,647

Gannett Co., Inc. 6%, 5/4/00....      A-1+       2,225    2,223,888
Coca-Cola Co. 6%, 5/10/00.......      A-1        2,140    2,136,790

Special Purpose Accounts
Receivable Cooperative Corp.
6.10%, 5/31/00..................      A-1+         385      383,126
                                                        -----------
                                                         26,650,718
                                                        -----------
-------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $26,650,635)                            26,650,718
-------------------------------------------------------------------

TOTAL INVESTMENTS--108.8%
(IDENTIFIED COST $204,783,832)                          259,214,049(a)
Cash and receivables, less liabilities--(8.8%)          (20,886,617)
                                                      -------------
NET ASSETS--100.0%                                    $ 238,327,432
                                                      =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $61,955,414 and gross depreciation of $7,791,197 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $205,049,832.
(b)  Non-income producing.

16                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $204,783,832)                              $  259,214,049
Cash                                                                   6,740
Receivables
  Investment securities sold                                       2,246,071
  Dividends and interest                                             133,976
  Fund shares sold                                                    30,193
Prepaid expenses                                                       2,707
                                                              --------------
    Total assets                                                 261,633,736
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 22,842,711
  Fund shares repurchased                                            128,050
  Investment advisory fee                                            138,364
  Distribution fee                                                    51,521
  Transfer agent fee                                                  44,410
  Financial agent fee                                                 19,653
  Trustees' fee                                                       12,559
Accrued expenses                                                      69,036
                                                              --------------
    Total liabilities                                             23,306,304
                                                              --------------
NET ASSETS                                                    $  238,327,432
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 159,999,268
Accumulated net realized gain                                     23,897,947
Net unrealized appreciation                                       54,430,217
                                                              --------------
NET ASSETS                                                    $  238,327,432
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $234,984,786)                                       23,994,234
Net asset value per share                                              $9.79
Offering price per share $9.79/(1-5.75%)                              $10.39
CLASS B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $3,342,646)                                            360,643
Net asset value and offering price per share                           $9.27

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Dividends                                                     $    1,768,478
Interest                                                             371,646
Foreign taxes withheld                                                (5,819)
                                                              --------------
    Total investment income                                        2,134,305
                                                              --------------
EXPENSES
Investment advisory fee                                            1,581,392
Distribution fee, Class A                                            557,049
Distribution fee, Class B                                             30,935
Financial agent fee                                                  217,453
Transfer agent                                                       263,837
Printing                                                              38,050
Professional                                                          27,958
Trustees                                                              24,631
Registration                                                          22,795
Custodian                                                             17,492
Miscellaneous                                                         12,343
                                                              --------------
    Total expenses                                                 2,793,935
                                                              --------------
NET INVESTMENT LOSS                                                 (659,630)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   47,864,059
Net change in unrealized appreciation (depreciation) on
  investments                                                      9,843,515
                                                              --------------
NET GAIN ON INVESTMENTS                                           57,707,574
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   57,047,944
                                                              ==============

                       See Notes to Financial Statements                      17

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            4/30/00       4/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $   (659,630) $   (414,880)
  Net realized gain (loss)                  47,864,059     8,800,896
  Net change in unrealized appreciation
    (depreciation)                           9,843,515    22,526,413
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               57,047,944    30,912,429
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (30,911,648)  (14,338,287)
  Net realized gains, Class B                 (444,344)     (184,555)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (31,355,992)  (14,522,842)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (526,390
    and 776,243 shares, respectively)        5,149,295     6,205,793
  Net asset value of shares issued from
    reinvestment of distributions
    (2,479,898 and 1,318,749 shares,
    respectively)                           23,274,864    10,444,800
  Cost of shares repurchased (2,156,498
    and 3,121,846 shares, respectively)    (20,610,990)  (25,370,488)
                                          ------------  ------------
Total                                        7,813,169    (8,719,895)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (100,517
    and 113,886 shares, respectively)          923,422       896,049
  Net asset value of shares issued from
    reinvestment of distributions
    (46,105 and 20,248 shares,
    respectively)                              412,196       154,289
  Cost of shares repurchased (105,845
    and 77,292 shares, respectively)          (979,088)     (601,028)
                                          ------------  ------------
Total                                          356,530       449,310
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       8,169,699    (8,270,585)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     33,861,651     8,119,002
NET ASSETS
  Beginning of period                      204,465,781   196,346,779
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $238,327,432  $204,465,781
                                          ============  ============

18                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS A
                                          ------------------------------------------------------------------
                                                                 YEAR ENDED APRIL 30,
                                          ------------------------------------------------------------------
                                            2000               1999           1998         1997         1996
Net asset value, beginning of period       $  8.72    $        8.04      $    6.89    $    8.81    $    7.40
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)            (0.03)           (0.02)         (0.04)       (0.03)       (0.04)
  Net realized and unrealized gain
    (loss)                                    2.46             1.33           2.82        (0.90)        2.34
                                           -------    -------------      ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS        2.43             1.31           2.78        (0.93)        2.30
                                           -------    -------------      ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income          --               --             --           --           --
  Dividends from net realized gains          (1.36)           (0.63)         (1.63)       (0.94)       (0.89)
  In excess of net realized gains               --               --             --        (0.05)          --
                                           -------    -------------      ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                    (1.36)           (0.63)         (1.63)       (0.99)       (0.89)
                                           -------    -------------      ---------    ---------    ---------
Change in net asset value                     1.07             0.68           1.15        (1.92)        1.41
                                           -------    -------------      ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD             $  9.79    $        8.72      $    8.04    $    6.89    $    8.81
                                           =======    =============      =========    =========    =========
Total return(1)                              28.97 %          17.08 %        44.66 %     (12.19)%      32.86 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $234,985         $201,789       $194,296     $163,396     $213,600
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.23 %           1.24 %(3)      1.18 %       1.23 %       1.25 %
  Net investment income (loss)               (0.28)%          (0.21)%        (0.55)%      (0.39)%      (0.53)%
Portfolio turnover                             124 %            143 %          371 %        412 %        302 %

                                                                       CLASS B
                                          ------------------------------------------------------------------
                                                                 YEAR ENDED APRIL 30,
                                          ------------------------------------------------------------------
                                            2000               1999           1998         1997         1996
Net asset value, beginning of period       $  8.37    $        7.80      $    6.77    $    8.73    $    7.39
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)            (0.09)           (0.08)         (0.10)       (0.09)       (0.10)
  Net realized and unrealized gain
    (loss)                                    2.35             1.28           2.76        (0.88)        2.33
                                           -------    -------------      ---------    ---------    ---------
      TOTAL FROM INVESTMENT OPERATIONS        2.26             1.20           2.66        (0.97)        2.23
                                           -------    -------------      ---------    ---------    ---------
LESS DISTRIBUTIONS
  Dividends from net investment income          --               --             --           --           --
  Dividends from net realized gains          (1.36)           (0.63)         (1.63)       (0.94)       (0.89)
  In excess of net realized gains               --               --             --        (0.05)          --
                                           -------    -------------      ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                    (1.36)           (0.63)         (1.63)       (0.99)       (0.89)
                                           -------    -------------      ---------    ---------    ---------
Change in net asset value                     0.90             0.57           1.03        (1.96)        1.34
                                           -------    -------------      ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD             $  9.27    $        8.37      $    7.80    $    6.77    $    8.73
                                           =======    =============      =========    =========    =========
Total return(1)                              28.11 %          16.18 %        43.58 %     (12.79)%      31.92 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $ 3,343    $       2,677      $   2,051    $   1,666    $   1,348
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.98 %           1.99 %(3)      1.93 %       1.98 %       2.06 %
  Net investment income (loss)               (1.03)%          (0.97)%        (1.30)%      (1.15)%      (1.18)%
Portfolio turnover                             124 %            143 %          371 %        412 %        302 %

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      19

PHOENIX-SENECA STRATEGIC THEME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, GAIL SENECA, PH.D., RICK LITTLE, CFA AND RON JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization stocks, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, Class A shares rose 53.26%, Class B shares gained 52.03% and Class C shares were up 52.09%. These returns far surpassed the 10.34% one-year return for the S&P 500 Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: Seneca's emphasis on companies with strong earnings growth and solid fundamentals led to our above-market results. Good stock selection within the technology sector was the primary contributor to performance. Technology-based companies like Corning, Nokia and Teradyne all produced excellent results. Our overweighting in semiconductor stocks such as Applied Materials was one of our strongest themes.

Q: WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS?

A: The near ubiquitous media coverage of the stock market that we have witnessed recently has created, in our view, a perilous "bubble" in many tech and biotech stocks. The mania, however, does not invalidate the extraordinary business revolution now unfolding. The last 10 years have delivered the most robust and most consistent profit growth ever in U.S. history. Analysts expect further earnings growth this year and next. Productivity has soared, even as inflation has plateaued at a low level.

    Corporations operate far more efficiently than they have in the past and continue to reinvent themselves in response to tough global competition and the challenges of newer and faster technology. The American work force is undergoing a similar transformation toward job mobility, constant retraining and profit-linked compensation arrangements. The climate for investing in the U.S. has benefited further from the amazing reversal in the federal budget from deficit to surplus. These important structural changes bode well for growth and investment prosperity. The long-term economic and market outlook is excellent, in our opinion.

    In the short term, however, the froth and leverage in the market poses risks of furious price swings and uncontrollable death spirals of the most ridiculously priced stocks. With the market vulnerable to ongoing Federal Reserve tightening, no particular catalyst is required to set off a panic.

    We believe the combination of an unfriendly Federal Reserve and massive overvaluation in some sectors could potentially result in serious losses for

(1) THE S&P 500 INDEX MEASURES STOCK MARKET PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DIVIDENDS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

many investors this year. A severe correction in the most hyped and least credible stocks need not infect good companies if Federal Reserve policy is careful and deliberate. Should the Federal Reserve successfully engineer a soft landing for the economy rather than a crash landing, damage in the stock market will be contained. We believe this is the most likely outcome. An overall market advance should be achievable this year.

    There will, however, be considerable pain as the mania unfolds. Seneca believes the key to good performance will be sensible stock selection and careful portfolio construction. We will continue to thoroughly research companies, include them in portfolios in prudent proportions and monitor them diligently.

                                                                    MAY 17, 2000

Phoenix-Seneca Strategic Theme Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                         INCEPTION    INCEPTION
                                1 YEAR  TO 4/30/00      DATE
                                ------  -----------  -----------
Class A Shares at NAV(2)        53.26%       32.99%    10/16/95
Class A Shares at POP(3)        44.45        31.27     10/16/95
Class B Shares at NAV(2)        52.03        32.01     10/16/95
Class B Shares with CDSC(4)     48.03        31.85     10/16/95
Class C Shares at NAV(2)        52.09        41.20      11/3/97
Class C Shares with CDSC(4)     52.09        41.20      11/3/97
S&P 500 Index(7)                10.34       Note 5       Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase.
     CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 24.47% for Class A and Class B (since 10/16/95) and 20.95% for Class C (since 11/3/97).
(6) This chart illustrates POP returns on Class A and Class B Shares since 10/16/95. Returns on Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX STRATEGIC THEME  PHOENIX STRATEGIC THEME    S&P
           FUND CLASS A(6)          FUND CLASS B(6)        500
                                                         INDEX(7)
10/95                   $9,425                  $10,000   $10,000
96                     $11,677                  $12,341   $11,356
97                     $11,376                  $11,933   $14,219
98                     $15,497                  $16,131   $20,086
99                     $22,457                  $23,225   $24,468
00                     $34,417                  $35,308   $26,999

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology              60%
Energy                   14
Consumer Staples          6
Financials                5
Capital Goods             4
Communication Services    4
Health-Care               4
Other                     3

Phoenix-Seneca Strategic Theme Fund

  TEN LARGEST EQUITY HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  EchoStar Communications Corp.                                  5.2%
        PROVIDER OF DBS (DIRECT BROADCAST SATELLITES) SERVICES AND PRODUCTS
    2.  Nokia Oyj Sponsored ADR (Finland)                              4.7%
        LEADING TELECOMMUNICATIONS EQUIPMENT PROVIDER
    3.  Applied Materials, Inc.                                        4.6%
        SEMICONDUCTOR EQUIPMENT AND MATERIAL SUPPLIER
    4.  Fairchild Semiconductor International Class A                  4.6%
        SEMICONDUCTOR AND INTEGRATED CIRCUIT MANUFACTURER
    5.  Teradyne, Inc.                                                 4.5%
        ELECTRONIC SYSTEM AND SOFTWARE MANUFACTURER
    6.  Corning, Inc.                                                  4.4%
        SPECIALTY TECHNOLOGY-BASED MANUFACTURER
    7.  Intel Corp.                                                    4.3%
        SEMICONDUCTOR CHIPS AND MEMORY CIRCUIT MANUFACTURER
    8.  Sun Microsystems, Inc.                                         4.1%
        PROVIDER OF SERVICES AND SUPPORT SOLUTIONS FOR NETWORK COMPUTING
        ENVIRONMENTS
    9.  LSI Logic Corp.                                                4.0%
        MANUFACTURER OF HIGH-PERFORMANCE CIRCUITS
   10.  Nortel Networks Corp. (Canada)                                 4.0%
        GLOBAL SUPPLIER OF TELEPHONE NETWORK SOLUTIONS AND SERVICES

                         INVESTMENTS AT APRIL 30, 2000

                                               SHARES      VALUE
                                              --------  ------------
COMMON STOCKS--90.5%
BIOTECHNOLOGY--3.6%
MedImmune, Inc.(b)......................       178,130  $ 28,489,667

BROADCASTING (TELEVISION, RADIO & CABLE)--6.2%
AMFM, Inc.(b)...........................       120,510     7,998,851
EchoStar Communications Corp.(b)........       642,400    40,912,850
                                                        ------------
                                                          48,911,701
                                                        ------------
COMMUNICATIONS EQUIPMENT--6.8%
General Motors Corp. Class H(b).........       233,500    22,488,969
Metricom, Inc.(b).......................       157,670     4,424,614
Motorola, Inc...........................       218,960    26,069,925
                                                        ------------
                                                          52,983,508
                                                        ------------
COMPUTERS (HARDWARE)--10.5%
Alteon Websystems, Inc.(b)..............       188,220    12,798,960
Copper Mountain Networks, Inc.(b).......       221,670    18,481,736
Extreme Networks, Inc.(b)...............       334,660    19,284,782
Sun Microsystems, Inc.(b)...............       346,010    31,811,294
                                                        ------------
                                                          82,376,772
                                                        ------------

COMPUTERS (SOFTWARE & SERVICES)--3.5%
Liberate Technologies, Inc.(b)..........       167,000     6,533,875
Mercury Interactive Corp.(b)............       205,000    18,450,000
Vignette Corp.(b).......................        53,730     2,589,114
                                                        ------------
                                                          27,572,989
                                                        ------------

                                               SHARES      VALUE
                                              --------  ------------

ELECTRONICS (SEMICONDUCTORS)--14.9%
Analog Devices, Inc.(b).................       196,000  $ 15,055,250
Fairchild Semiconductor Corp. Class
A(b)....................................       760,900    36,142,750
Intel Corp..............................       266,540    33,800,604
LSI Logic Corp.(b)......................       500,770    31,298,125
                                                        ------------
                                                         116,296,729
                                                        ------------

EQUIPMENT (SEMICONDUCTORS)--15.4%
Applied Materials, Inc.(b)..............       356,650    36,311,428
KLA-Tencor Corp.(b).....................       376,440    28,185,945
Lam Research Corp.(b)...................       450,000    20,643,750
Teradyne, Inc.(b).......................       319,200    35,112,000
                                                        ------------
                                                         120,253,123
                                                        ------------

FINANCIAL (DIVERSIFIED)--2.6%
Citigroup, Inc..........................       142,650     8,478,759
Morgan Stanley Dean Witter & Co.........       150,600    11,558,550
                                                        ------------
                                                          20,037,309
                                                        ------------

INSURANCE (PROPERTY-CASUALTY)--2.4%
MGIC Investment Corp....................       399,240    19,088,663

MANUFACTURING (DIVERSIFIED)--4.4%
Corning, Inc............................       173,890    34,343,275

OIL & GAS (DRILLING & EQUIPMENT)--14.1%
Grant Prideco, Inc......................       387,970     7,468,423
Halliburton Co..........................       627,800    27,740,913
Nabors Industries, Inc.(b)..............       775,750    30,593,641

                       See Notes to Financial Statements                      23

Phoenix-Seneca Strategic Theme Fund

                                               SHARES      VALUE
                                              --------  ------------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
Rowan Companies, Inc.(b)................       890,000  $ 24,864,375
Weatherford International, Inc.(b)......       487,970    19,823,781
                                                        ------------
                                                         110,491,133
                                                        ------------

PAPER & FOREST PRODUCTS--0.6%
Smurfit-Stone Container Corp.(b)........       329,350     5,022,588

SERVICES (COMMERCIAL & CONSUMER)--1.1%
Crown Castle International Corp.(b).....       223,200     8,565,300

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--4.4%
Nextel Communications, Inc. Class
A(b)....................................       196,100    21,460,694
Nextel Partners, Inc. Class A(b)........        41,100       901,631
Sprint Corp. (PCS Group)(b).............       216,000    11,880,000
                                                        ------------
                                                          34,242,325
                                                        ------------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $523,601,425)                           708,675,082
--------------------------------------------------------------------

FOREIGN COMMON STOCKS--8.7%
COMMUNICATIONS EQUIPMENT--8.7%
Nokia Oyj Sponsored ADR (Finland).......       651,600    37,059,750
Nortel Networks Corp. (Canada)..........       274,630    31,101,847
                                                        ------------
                                                          68,161,597
                                                        ------------
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $45,784,932)                             68,161,597
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.2%
(IDENTIFIED COST $569,386,357)                           776,836,679
--------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
SHORT-TERM OBLIGATIONS--4.5%

COMMERCIAL PAPER--4.5%
Koch Industries, Inc. 6.04%,
5/1/00........................      A-1+      $16,710  $ 16,710,000
Marsh USA 6%, 5/8/00..........      A-1+        4,245     4,240,047
Schering Corp. 6%, 5/11/00....      A-1+        3,500     3,494,167

American Home Products Corp.
6.02%, 5/12/00................      A-1         4,765     4,756,235

Lexington Parker Capital Co.
LLC 6.08%, 5/15/00............      A-1         2,000     1,993,031

Special Purpose Accounts
Receivable Cooperative Corp.
6.05%, 5/17/00................      A-1         1,000       997,436

Associates Corporation of
North America 6.01%,
5/25/00.......................      A-1         3,500     3,485,977
                                                       ------------
                                                         35,676,893
                                                       ------------
-------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $35,676,767)                            35,676,893
-------------------------------------------------------------------

TOTAL INVESTMENTS--103.7%
(IDENTIFIED COST $605,063,124)                          812,513,572(a)
Cash and receivables, less liabilities--(3.7%)          (29,269,074)
                                                       ------------
NET ASSETS--100.0%                                     $783,244,498
                                                       ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $258,734,158 and gross depreciation of $53,908,947 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $607,688,361.
(b)  Non-income producing.

24                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $605,063,124)                              $  812,513,572
Cash                                                                   2,396
Receivables
  Fund shares sold                                                   580,987
  Dividends and interest                                              22,824
Prepaid expenses                                                       6,573
                                                              --------------
    Total assets                                                 813,126,352
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 27,766,813
  Fund shares repurchased                                          1,010,400
  Investment advisory fee                                            465,573
  Distribution fee                                                   251,502
  Transfer agent fee                                                 181,834
  Financial agent fee                                                 31,436
  Trustees' fee                                                       16,807
Accrued expenses                                                     157,489
                                                              --------------
    Total liabilities                                             29,881,854
                                                              --------------
NET ASSETS                                                    $  783,244,498
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  514,706,221
Accumulated net realized gain                                     61,087,829
Net unrealized appreciation                                      207,450,448
                                                              --------------
NET ASSETS                                                    $  783,244,498
                                                              ==============
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $620,919,028)                                       27,449,595
Net asset value per share                                             $22.62
Offering price per share $22.62/(1-5.75%)                             $24.00
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $157,169,172)                                        7,241,855
Net asset value per share and offering per share                      $21.70
CLASS C
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $5,156,298)                                            237,541
Net asset value per share and offering per share                      $21.71

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Dividends                                                     $    1,003,622
Interest                                                             684,800
Foreign taxes withheld                                               (23,652)
                                                              --------------
    Total investment income                                        1,664,770
                                                              --------------
EXPENSES
Investment advisory fee                                            2,319,786
Distribution fee, Class A                                            501,517
Distribution fee, Class B                                          1,066,872
Distribution fee, Class C                                             20,108
Financial agent fee                                                  234,601
Transfer agent fee                                                   486,982
Printing                                                              50,111
Registration                                                          37,381
Professional                                                          31,613
Trustees                                                              29,138
Custodian                                                             20,115
Miscellaneous                                                          9,051
                                                              --------------
    Total expenses                                                 4,807,275
    Custodian fees paid indirectly                                    (3,701)
                                                              --------------
    Net expenses                                                   4,803,574
                                                              --------------
NET INVESTMENT LOSS                                               (3,138,804)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   95,521,350
Net change in unrealized appreciation (depreciation) on
  investments                                                    (58,060,755)
                                                              --------------
NET GAIN ON INVESTMENTS                                           37,460,595
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   34,321,791
                                                              ==============

                       See Notes to Financial Statements                      25

Phoenix-Seneca Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            4/30/00       4/30/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ (3,138,804) $ (1,592,337)
  Net realized gain (loss)                  95,521,350    18,354,872
  Net change in unrealized appreciation
    (depreciation)                         (58,060,755)   38,225,117
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               34,321,791    54,987,652
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A              (26,637,803)   (6,923,924)
  Net realized gains, Class B              (20,732,140)   (5,772,230)
  Net realized gains, Class C                 (373,094)      (28,108)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (47,743,037)  (12,724,262)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (4,564,985 and 3,919,529 shares,
    respectively)                           93,227,507    64,808,215
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (19,654,306 and 0 shares,
    respectively) (See Note 6)             510,230,512            --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,381,459 and 419,976 shares,
    respectively)                           25,705,072     6,560,032
  Cost of shares repurchased (4,070,380
    and 4,982,395 shares, respectively)    (83,306,119)  (76,814,571)
                                          ------------  ------------
Total                                      545,856,972    (5,446,324)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (985,214
    and 819,204 shares, respectively)       19,346,429    13,391,640
  Net asset value of shares issued from
    Phoenix-Seneca Mid Cap Fund merger
    (1,280,671 and 0 shares,
    respectively) (See Note 6)              31,929,692            --
  Net asset value of shares issued from
    reinvestment of distributions
    (1,071,260 and 329,762 shares,
    respectively)                           19,241,688     5,028,874
  Cost of shares repurchased (868,154
    and 1,286,009 shares, respectively)    (17,020,407)  (18,585,029)
                                          ------------  ------------
Total                                       53,497,402      (164,515)
                                          ------------  ------------
CLASS C
  Proceeds from sales of shares (196,187
    and 36,724 shares, respectively)         4,015,847       589,799
  Net asset value of shares issued from
    reinvestment of distributions
    (18,431 and 1,354 shares,
    respectively)                              332,457        20,648
  Cost of shares repurchased (15,485 and
    19,484 shares, respectively)              (287,819)     (266,095)
                                          ------------  ------------
Total                                        4,060,485       344,352
                                          ------------  ------------
CLASS M
  Cost of shares repurchased (0 and
    16,288 shares, respectively)                    --      (223,551)
                                          ------------  ------------
Total                                               --      (223,551)
                                          ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     603,414,859    (5,490,038)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    589,993,613    36,773,352
NET ASSETS
  Beginning of period                      193,250,885   156,477,533
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $783,244,498  $193,250,885
                                          ============  ============

26                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                  ----------------------------------------------------------------
                                                                                                          FROM
                                                               YEAR ENDED APRIL 30                      INCEPTION
                                                  ---------------------------------------------        10/16/95 TO
                                                      2000         1999        1998        1997          4/30/96
Net asset value, beginning of period              $  18.22     $  13.70     $ 12.03     $ 12.37          $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)(5)                    (0.16)       (0.11)      (0.04)       0.06             0.00(1)
  Net realized and unrealized gain (loss)             8.69         6.03        4.03       (0.38)            2.39
                                                  --------     --------     -------     -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                8.53         5.92        3.99       (0.32)            2.39
                                                  --------     --------     -------     -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --           --          --       (0.01)              --
  Dividends from net realized gains                  (4.13)       (1.40)      (2.29)         --               --
  In excess of net investment income                    --           --       (0.03)         --               --
  In excess of net realized gains                       --           --          --       (0.01)              --
  Tax return of capital                                 --           --          --          --            (0.02)
                                                  --------     --------     -------     -------          -------
      TOTAL DISTRIBUTIONS                            (4.13)       (1.40)      (2.32)      (0.02)           (0.02)
                                                  --------     --------     -------     -------          -------
Change in net asset value                             4.40         4.52        1.67       (0.34)            2.37
                                                  --------     --------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD                    $  22.62     $  18.22     $ 13.70     $ 12.03          $ 12.37
                                                  ========     ========     =======     =======          =======
Total return(2)                                     53.26%       44.91%      36.22%      (2.57)%           23.89%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $620,919     $107,871     $89,884     $77,827          $33,393

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.29%(7)     1.38%(7)    1.33%       1.40%             1.40%(3)
  Net investment income (loss)                      (0.77)%      (0.72)%     (0.26)%      0.49%            (0.09)%(3)
Portfolio turnover                                    157%         205%        618%        532%              175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      27

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS B
                                                  ---------------------------------------------------------------
                                                                                                         FROM
                                                              YEAR ENDED APRIL 30                      INCEPTION
                                                  --------------------------------------------        10/16/95 TO
                                                      2000        1999        1998        1997          4/30/96
Net asset value, beginning of period              $  17.75     $ 13.46     $ 11.91     $ 12.33          $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)(5)                    (0.28)      (0.22)      (0.14)      (0.03)           (0.06)(1)
  Net realized and unrealized gain (loss)             8.36        5.91        3.98       (0.38)            2.40
                                                  --------     -------     -------     -------          -------
      TOTAL FROM INVESTMENT OPERATIONS                8.08        5.69        3.84(5)    (0.41)            2.34
                                                  --------     -------     -------     -------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --          --          --          --               --
  Dividends from net realized gains                  (4.13)      (1.40)      (2.29)         --               --
  In excess of net investment income                    --          --          --          --               --
  In excess of net realized gains                       --          --          --       (0.01)              --
  Tax return of capital                                 --          --          --          --            (0.01)
                                                  --------     -------     -------     -------          -------
      TOTAL DISTRIBUTIONS                            (4.13)      (1.40)      (2.29)      (0.01)           (0.01)
                                                  --------     -------     -------     -------          -------
Change in net asset value                             3.95        4.29        1.55       (0.42)            2.33
                                                  --------     -------     -------     -------          -------
NET ASSET VALUE, END OF PERIOD                    $  21.70     $ 17.75     $ 13.46     $ 11.91          $ 12.33
                                                  ========     =======     =======     =======          =======
Total return(2)                                     52.03%      43.98%      35.18%      (3.31)%           23.41%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $157,169     $84,698     $66,107     $49,843          $11,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.04%(7)    2.13%(7)    2.08%       2.15%             2.16%(3)
  Net investment income (loss)                      (1.47)%     (1.48)%     (1.02)%     (0.23)%           (1.06)%(3)
Portfolio turnover                                    157%        205%        618%        532%              175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

28                     See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS C
                                                  -------------------------------------
                                                                                FROM
                                                  YEAR ENDED APRIL 30        INCEPTION
                                                  -------------------        11/3/97 TO
                                                     2000        1999         4/30/98
Net asset value, beginning of period              $17.75      $13.47           $14.93
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)(4)                  (0.29)      (0.22)           (0.05)
  Net realized and unrealized gain (loss)           8.38        5.90             0.88
                                                  ------      ------           ------
      TOTAL FROM INVESTMENT OPERATIONS              8.09        5.68             0.83
                                                  ------      ------           ------
LESS DISTRIBUTIONS
  Dividends from net realized gains                (4.13)      (1.40)           (2.29)
                                                  ------      ------           ------
      TOTAL DISTRIBUTIONS                          (4.13)      (1.40)           (2.29)
                                                  ------      ------           ------
Change in net asset value                           3.96        4.28            (1.46)
                                                  ------      ------           ------
NET ASSET VALUE, END OF PERIOD                    $21.71      $17.75           $13.47
                                                  ======      ======           ======
Total return(1)                                    52.09%      43.87%            7.92%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $5,156        $682             $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                2.04%(6)    2.13%(6)         2.08%(2)
  Net investment income (loss)                     (1.53)%     (1.47)%          (0.87)%(2)
Portfolio turnover                                   157%        205%             618%(3)

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      29

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Growth Fund (formerly Equity Opportunities) seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. The Strategic Theme Fund seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

  Each Fund offers both Class A and Class B shares. The Strategic Theme Fund also offers Class C shares. Class M shares have been closed. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75% Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                      1st $1      $1-2       $2+
Fund                                 Billion    Billion    Billion
----                                 --------   --------   --------
Small Cap Fund.....................   0.75%      0.70%      0.65%
Growth Fund........................   0.70%      0.65%      0.60%
Strategic Theme Fund...............   0.75%      0.70%      0.65%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Growth Fund and Strategic Theme Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Equity Opportunities Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $71,696 for Class A shares and deferred sales charges of $479,045 for Class B shares and $1,947 for Class C shares, for the year ended April 30, 2000. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and, prior to closing, 0.50% for Class M shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the year ended April 30, 2000, $2,074,317 was earned by the Distributor, $1,505,192 was earned by unaffiliated participants and $177,556 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 2000, transfer agent fees were $1,359,659 of which PEPCO retained $558,243 which is net of the fees paid to State Street.

  At April 30, 2000, PHL and its affiliates held shares of the Trust as follows:

                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                           --------   ---------
Growth Fund--Class A.....................      191    $  1,870
Growth Fund--Class B.....................   29,391     272,455

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 2000, aggregated the following:

                                    Purchases        Sales
                                   ------------   ------------
Small Cap Fund...................  $308,147,162   $371,665,784
Growth Fund......................   271,466,234    294,791,414
Strategic Theme Fund.............   524,816,230    483,186,391

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  For the fiscal year ended April 30, 2000, the Small Cap Fund had losses of $23,761,798 deferred in the prior year which were utilized in the current year.

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                          Undistributed   Accumulated
                                          net investment  net realized
                                              income      gain (loss)
                                          --------------  ------------
Small Cap Fund..........................    $4,279,400    $(4,279,400)
Growth Fund.............................       659,630       (659,630)
Strategic Theme Fund....................     3,138,804     (3,138,804)

6. OTHER

  On March 10, 2000, the Phoenix-Seneca Strategic Theme Fund ("Strategic Theme") acquired all of the net assets of the Phoenix-Seneca Mid Cap Fund ("Mid Cap") pursuant to an Agreement and Plan of Reorganization approved by Mid Cap shareholders on February 25, 2000. The acquisition was accomplished by a tax-free exchange of 19,654,306 Class A shares of Strategic Theme and 1,280,671 Class B shares of Strategic Theme (valued at $510,230,512 and $31,929,692, respectively) for 18,014,460 Class A shares of Mid Cap and 1,214,380 Class B shares of Mid Cap outstanding on March 10, 2000. Mid Cap's net assets at that date of $542,160,204, including $217,805,454 of unrealized appreciation or depreciation were combined with those of Strategic Theme. The aggregate net assets of Strategic Theme immediately after the merger were $902,270,416.

7. SUBSEQUENT EVENT

  On May 12, 2000, the Phoenix-Seneca Equity Opportunities Fund (the "Acquiring Fund") acquired the assets and liabilities of the Phoenix-Seneca Growth Fund (the "Acquired Fund") pursuant to a plan of reorganization approved by its shareholders on April 28, 2000. The acquisition was accomplished by a tax-free exchange of shares of the Acquiring Fund in an amount equal to the outstanding shares of the Acquired Fund. Effective May 12, 2000, the Acquiring Fund was renamed the Phoenix-Seneca Growth Fund. For financial reporting purposes the historical results of the Acquired Fund will survive.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended April 30, 2000, the following funds distributed long-term capital gains dividends.

Growth Fund..............         $ 8,258,969
Strategic Theme Fund.....          18,808,485

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund (formerly Phoenix-Seneca Equity Opportunities Fund), and Phoenix-Seneca Strategic Theme Fund (constituting separate series of the Phoenix Strategic Equity Series Fund, hereinafter referred to as the "Trust") at April 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 1, 2000

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
Michael Kearney, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary
Nancy J. Engberg, Assistant Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200
                                                           PRSRT STD
                                                          U.S. Postage
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                                                           Associates
[LOGO]



For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com




PXP 744 (6/00)